UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2004

QUIKSILVER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15131	33-0199426
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

15202 Graham Street, Huntington Beach, CA	92649
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (714) 889-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2

Item 2. Acquisition or Disposition of Assets

     On May 3, 2004 (the “Closing Date”), Quiksilver, Inc., a Delaware corporation (“Quiksilver”), completed its purchase of all of the outstanding shares of DC Shoes, Inc. (“DC Shoes”), pursuant to a Stock Purchase Agreement (“Purchase Agreement”) dated March 8, 2004, by and among Quiksilver, DC Shoes, the shareholders of DC Shoes at closing (the “Shareholders”), the DC Shoes, Inc. Employee Share Trust (the “Trust”), and Damon Way, as amended by the First Amendment to Stock Purchase Agreement dated as of May 3, 2004.

     Under the terms of the Purchase Agreement, as amended, Quiksilver paid on the Closing Date to the Shareholders and the beneficiaries of the Trust (the “Payees”) approximately $56 million in cash (subject to a working capital adjustment and an indemnity holdback) and 1,584,575 shares of Quiksilver Common Stock. In addition, if DC Shoes reaches certain performance targets, the Shareholders and the Payees may receive up to an additional $57 million paid over four years through 2007 with maximum payments each year as follows: $13 million in 2004, $10 million in 2005, $15 million in 2006 and $19 million in 2007. In order to pay the cash portion of the purchase price on the Closing Date, Quiksilver used funds from its existing credit facility with JPMorgan Chase Bank, as agent, and the other lender parties thereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Any financial statements required by this item will be filed by amendment to this Report not later than 60 days after the date that this Report must be filed with the Securities and Exchange Commission.

(b)	Pro Forma Financial Information. Any pro forma financial information required by this item will be filed by amendment to this Report not later than 60 days after the date that this Report must be filed with the Securities and Exchange Commission.

(c)	Exhibits

Exhibit No.	Description of Exhibit
2.1	Stock Purchase Agreement dated March 8, 2004, by and among Quiksilver, Inc., DC Shoes, Inc., shareholders of DC Shoes, Inc. and Damon Way.*

2.2	First Amendment to Stock Purchase Agreement dated as of May 3, 2004, by and among Quiksilver, Inc., DC Shoes, Inc., shareholders of DC Shoes, Inc. and Damon Way.*

*     The exhibits and appendices to the Stock Purchase Agreement and the First Amendment to Stock Purchase Agreement are not being filed herewith. The Stock Purchase Agreement and the First Amendment to Stock Purchase Agreement filed herewith contain a list of exhibits and appendices which briefly describes the contents of each exhibit and appendix. The Registrant undertakes to furnish supplementally a copy of any omitted exhibit and appendix to the Securities and Exchange Commission upon request.

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2004	QUIKSILVER, INC.
	By:	/s/ Steven L. Brink
Steven L. Brink
Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Stock Purchase Agreement dated March 8, 2004, by and among Quiksilver, Inc., DC Shoes, Inc., shareholders of DC Shoes, Inc. and Damon Way.*

2.2	First Amendment to Stock Purchase Agreement, dated as of May 3, 2004, by and among Quiksilver, Inc., DC Shoes, Inc., shareholders of DC Shoes, Inc. and Damon Way.*

*     The exhibits and appendices to the Stock Purchase Agreement and the First Amendment to Stock Purchase Agreement are not being filed herewith. The Stock Purchase Agreement and the First Amendment to Stock Purchase Agreement filed herewith contain a list of exhibits and appendices which briefly describes the contents of each exhibit and appendix. The Registrant undertakes to furnish supplementally a copy of any omitted exhibit and appendix to the Securities and Exchange Commission upon request.

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